SCHEDULE 14A

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INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Eaton Vance Growth Trust

(Name of Registrant as Specified in Its Charter)

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EATON VANCE WORLDWIDE HEALTH SCIENCES FUND

Two International Place

Boston, Massachusetts 02110

Thomas E. Faust Jr.

President & Chief Executive Officer

Eaton Vance Management

Dear Shareholder:

The special meeting of shareholders of the Eaton Vance Worldwide Health Sciences Fund originally scheduled for May 26, 2016 has been adjourned until Thursday, June 16, 2016 at 11:00 a.m.  Although the response to date is favorable, the Fund has not received the necessary votes to meet quorum requirements to hold the special meeting of shareholders.  Until a sufficient number of votes are obtained, the special meeting of shareholders cannot be held.  At this point, we have not received your vote and would greatly appreciate you acting on this matter today.

We encourage you to utilize one of the following easy options for recording your vote today:

1.

Vote by Telephone.  You may cast your vote by telephone by calling the toll free number listed on the enclosed proxy card and following the prerecorded information, or by calling 1-855-928-4479 to cast your vote with a live proxy specialist, quickly and easily;

2.

Vote Through the Internet.  You may cast your vote using the Internet by logging onto the Internet address located on the enclosed proxy card and following the instructions on the website; or

3.

Vote by Mail.  You may cast your vote by mail by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided.

The Board of Trustees of the Fund recommends that you vote in favor of all proposals.

If you have any questions regarding anything contained in this letter or would like to receive an additional proxy statement, please call toll free at 1-855-928-4479.

Thank you for your attention to this matter of importance.

Sincerely,

/s/ Thomas E. Faust Jr.

Thomas E. Faust Jr.

President & Chief Executive Officer

Eaton Vance Management

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.